UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	42-1214177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Grand Central Place, Suite 4600, New York, NY	10165
(Address of Principal Executive Offices)	(Zip Code)

(212) 949-4319

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PAVmed Inc. (the “Company”) held its annual meeting of shareholders on October 4, 2017. At the annual meeting, shareholders considered three proposals: (i) election of two Class A directors to serve for the ensuing three-year period until their respective successors are elected and qualified, (ii) an amendment to the Company’s 2014 Long-Term Incentive Equity Plan to increase the total number of shares available for grant thereunder from 1,951,081 shares to 2,951,081 shares, and (iii) ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Company’s board of directors is divided into three classes with one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class A directors, consisting of Ronald M. Sparks and David S. Battleman, M.D., expired at this year’s annual meeting. The term of office of the Class B directors, James L. Cox, M.D., Joshua R. Lamstein, and David Weild IV, will expire at the annual meeting in 2018. The term of office of the Class C directors, Lishan Aklog, M.D., Michael J. Glennon, and Ira Scott Greenspan, will expire at the annual meeting in 2019.

The Note and Securities Purchase Agreement dated June 30, 2017 between the Company and Scopia Holdings LLC entitled Scopia Holdings LLC to designate one member of the board of directors. Scopia Holdings LLC designated David S. Battleman, M.D. Accordingly, the board of directors nominated Mr. Battleman for reelection to serve as a Class A director. In addition, the board nominated the other current Class A director, Ronald M. Sparks, for reelection as a Class A director.

The results of the matters voted upon at the annual meeting are below.

Proposal No. 1 – Election of Class A directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
David S. Battleman, M.D.	9,555,142	70,657	926,841
Ronald M. Sparks	9,557,767	68,032	926,841

Proposal No. 2 – Amendment to the 2014 Long-Term Incentive Equity Plan.

The amendment to the 2014 Long-Term Incentive Equity Plan was approved, as follows:

For	Against	Abstaining	Broker Non-Vote
9,608,223	17,576	0	926,841

A fuller description of the 2014 Long-Term Incentive Equity Plan is set forth on pages 5 to 10 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 30, 2017, which description is incorporated herein by reference. The description of the material terms and conditions of the 2014 Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Annex A to the Proxy Statement and is incorporated herein by reference.

Proposal No. 3 – Ratification of the appointment of Citrin Cooperman & Company, LLP.

The ratification of the appointment of Citrin Cooperman & Company, LLP was approved, as follows:

For	Against	Abstain
10,549,440	500	2,700

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2017	PAVMED INC.

	By:	/s/ Lishan Aklog
Lishan Aklog
Chairman and Chief Executive Officer

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